AMENDMENT NO. 1 TO LIMITED LIABILITY COMPANY AGREEMENT OF DONLIN CREEK LLC

This Amendment No. 1 to Limited Liability Company Agreement of Donlin Creek LLC ("**Amendment**") is made and entered into as of the 13th day of January, 2010 by and among **DONLIN CREEK LLC**, a Delaware limited liability company (the "**Company**"), **BARRICK GOLD U.S. INC.**, a California corporation ("**Barrick**"), and **NOVAGOLD RESOURCES ALASKA, INC.**, an Alaska corporation ("**NovaGold**")

WHEREAS:

A. The Company, Barrick and NovaGold are parties to the Limited Liability Company Agreement of Donlin Creek LLC (the "**LLC Agreement**") made and entered into as of the 1st day of December, 2007;

B. The Company, Barrick and NovaGold wish to amend the LLC Agreement in accordance with the provisions of this Amendment;

NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1.1 of the LLC Agreement is hereby amended by adding the following definition in the appropriate alphabetical position:

   " "Commencement of Production" means the day on which a mill or processing plant on the Properties commences the milling, processing or other beneficiation of Products other than milling, processing or other beneficiation undertaken for mill or facilities start-up testing."

2. Section 7.6 of the LLC Agreement is hereby amended as follows:

   (a) by deleting the word "and" at the end of Section 7.6(f);

   (b) by deleting the period at the end of Section 7.6(g) and inserting a semicolon and the word "and" in its place; and

   (c) by adding the following provision as a new Section 7.6(h):

   "the renewal, appointment or removal of the General Manager or any Officer of the Company except as otherwise provided herein."

3. Section 8.1(c) of the LLC Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

   "The Board may, with or without cause, remove the General Manager at any time by Majority Approval and will remove the General Manager on the written request of any Member or Members holding, in the aggregate, not less than 50% of the outstanding Membership Interests."

4. Section 8.1(d) of the LLC Agreement is hereby deleted in its entirety and replaced by the following:

> "(d) If prior to December 31, 2009, the initial General Manager is removed, resigns or dies, NovaGold shall designate a replacement General Manager for the balance of the initial term, subject to the consent of Barrick acting reasonably. If the employment of the initial General Manager or a replacement designated by NovaGold pursuant to the preceding sentence is not renewed beyond December 31, 2009 or if after December 31, 2009, the initial General Manager or his replacement designated by NovaGold pursuant to the preceding sentence dies or resigns or is removed at any time or his renewal term expires and it is not further renewed by the Board, Barrick shall designate the next General Manager, subject to the consent of NovaGold acting reasonably. Such General Manager designated by Barrick shall serve for a term of two (2) years subject, *mutatis mutandis*, to the provisions of Section 8.1(b). Following the end, for whatever reason of the term of the first General Manager designated by Barrick, the Members, starting with NovaGold, shall, until the Commencement of Production, alternatively be entitled to designate the next General Manager, subject to the consent of the other Member acting reasonably, which General Manager's employment shall be subject, *mutatis mutandis*, to the terms of Section 8.1(b). Following Commencement of Production, neither Member shall be entitled to designate the General Manager and the General Manager shall be appointed by the Board, by Majority Approval, in accordance with Section 8.1(a) for a term commencing on the first day of the calendar year following the year in which Commercial Production occurs and continuing until such General Manager resigns or is removed."

5. Section 8.3 is hereby amended by deleting the last sentence thereof and replacing it with the following:

> "The Board may, with or without cause, remove any Officer at any time by Majority Approval and shall remove any Officer on the written request of any Member or Members holding, in the aggregate, not less than 50% of the outstanding Membership Interests."

6. The parties acknowledge that the Board, by Majority Approval, has determined in accordance with Section 9.3(a) of the LLC Agreement to continue Permitting activities but defer filing applications for permits for the Base Case (as defined below) until June 30, 2010 or such later date as the Board may determine from time to time by Unanimous Approval (the "Gas Line Study Period") while it considers the potential viability of a gas pipeline from Cook Inlet to the Project as a source of power for the Project (the "Gas Line Option"). Following expiration of the Gas Line Study Period either Member may, by notice in writing to the Company and the other Member, advise that it does not wish the Company to further consider the Gas Line Option in which case the Company will, as soon as practicable, cease any further work in connection with the Gas Line Option and proceed to file applications for permits for, and otherwise proceed with Permitting of, the Base Case. In the event that the Board determines by Unanimous Approval to proceed with the Gas Line Option and to revise the Feasibility Study to give effect thereto, such revised Feasibility Study, once approved, shall be the Feasibility Study for the purposes of the

LLC Agreement and the foregoing provisions of this Section 6 shall have no further force and effect. For purposes of the foregoing, "Base Case" means the construction and operation of the Project substantially as contemplated by the updated Feasibility Study dated February 2009 approved by the Board of the Company on May 8, 2009.

The parties further acknowledge that the portion of the adopted 2010 Permitting Phase Program and Budget related to the estimated costs to be incurred by the Company with respect to the Gas Line Option during the Gas Line Study Period shall not be counted as part of the funds that the Members have committed to contribute to adopted Permitting Phase Programs and Budgets pursuant to Section 5.1 (c) (ii) of the LLC Agreement.

7. On and after the date hereof, each reference in the LLC Agreement to "this Agreement", "hereunder", "hereof", or words of like import shall mean and be a reference to the LLC Agreement as amended hereby. Unless specifically modified herein, all of the terms of the LLC Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto in all respects.

8. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware, except for its rules pertaining to conflicts of laws.

9. This Amendment shall be binding upon and enure to the benefit of the respective successors and permitted assigns of the Members and the Company.

10. This Amendment may be executed in two or more counterparts, and via facsimile or other electronic means, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this Amendment as of the date first above written.

DONLIN CREEK LLC

Per: ______________________________

Title: ______________________________

BARRICK GOLD U.S. INC.

Per: ______________________________

Title: ______________________________

NOVAGOLD RESOURCES ALASKA, INC.

Per: ______________________________

Title: President and CEO

LLC Agreement and the foregoing provisions of this Section 6 shall have no further force and effect. For purposes of the foregoing, "Base Case" means the construction and operation of the Project substantially as contemplated by the updated Feasibility Study dated February 2009 approved by the Board of the Company on May 8, 2009.

The parties further acknowledge that the portion of the adopted 2010 Permitting Phase Program and Budget related to the estimated costs to be incurred by the Company with respect to the Gas Line Option during the Gas Line Study Period shall not be counted as part of the funds that the Members have committed to contribute to adopted Permitting Phase Programs and Budgets pursuant to Section 5.1 (c) (ii) of the LLC Agreement.

7. On and after the date hereof, each reference in the LLC Agreement to "this Agreement", "hereunder", "hereof", or words of like import shall mean and be a reference to the LLC Agreement as amended hereby. Unless specifically modified herein, all of the terms of the LLC Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto in all respects.

8. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware, except for its rules pertaining to conflicts of laws.

9. This Amendment shall be binding upon and enure to the benefit of the respective successors and permitted assigns of the Members and the Company.

10. This Amendment may be executed in two or more counterparts, and via facsimile or other electronic means, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this Amendment as of the date first above written.

DONLIN CREEK LLC

Per: ______________________

Title: President / GM

BARRICK GOLD U.S. INC.

Per: ______________________

Title: ______________________

NOVAGOLD RESOURCES ALASKA, INC.

Per: ______________________

Title: President and CEO

LLC Agreement and the foregoing provisions of this Section 6 shall have no further force and effect. For purposes of the foregoing, "Base Case" means the construction and operation of the Project substantially as contemplated by the updated Feasibility Study dated February 2009 approved by the Board of the Company on May 8, 2009.

The parties further acknowledge that the portion of the adopted 2010 Permitting Phase Program and Budget related to the estimated costs to be incurred by the Company with respect to the Gas Line Option during the Gas Line Study Period shall not be counted as part of the funds that the Members have committed to contribute to adopted Permitting Phase Programs and Budgets pursuant to Section 5.1 (c) (ii) of the LLC Agreement.

7. On and after the date hereof, each reference in the LLC Agreement to "this Agreement", "hereunder", "hereof", or words of like import shall mean and be a reference to the LLC Agreement as amended hereby. Unless specifically modified herein, all of the terms of the LLC Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto in all respects.

8. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware, except for its rules pertaining to conflicts of laws.

9. This Amendment shall be binding upon and enure to the benefit of the respective successors and permitted assigns of the Members and the Company.

10. This Amendment may be executed in two or more counterparts, and via facsimile or other electronic means, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this Amendment as of the date first above written.

DONLIN CREEK LLC

Per: ____________________

Title: ____________________

BARRICK GOLD U.S. INC.

Per: [signature]

Title: Vice President & Treasurer

NOVAGOLD RESOURCES ALASKA, INC.

Per: ____________________

Title: ____________________